UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2024

Cornerstone Building Brands, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5020 Weston Parkway	Suite 400	Cary	NC	27513
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (866) 419-0042
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously announced, on April 22, 2024, Cornerstone Building Brands, Inc. (the “Company”) completed the acquisition of Harvey Building Products Corp., a manufacturer of high-performing windows and doors (the “Harvey Acquisition”). On April 19, 2024, the Company drew down $490.0 million under the Company’s existing asset-based revolving credit facility (the “ABL Facility”) and its cash flow revolver, primarily to fund the Harvey Acquisition. In connection with the Company’s efforts to obtain additional debt financing to pay down all or a portion of the outstanding indebtedness under the ABL Facility and cash flow revolver, the Company is presenting certain previously undisclosed financial information to prospective lenders, as set forth below.

For the twelve months ended March 30, 2024, the Company’s adjusted earnings before interest, taxes, depreciation and amortization, as further adjusted for the Harvey Acquisition and other recently consummated acquisitions (“Pro Forma Adjusted EBITDA”), was $777.3 million. The table below contains a reconciliation of the Company’s net loss for the twelve months ended March 30, 2024 to Pro Forma Adjusted EBITDA (in millions).

Amount
Net loss	$(165.3)
Interest expense	381.4
Foreign exchange gain(1)	(0.7)
Gain on extinguishment of debt(2)	(0.4)
Other income, net(3)	(16.7)
Income tax benefit	(19.4)
Income from operations	178.8
Depreciation and amortization	434.3
Strategic development and acquisition related costs(4)	21.5
Loss on divestitures(5)	10.1
Long-term incentive plan compensation(6)	37.7
Facility closure charges and employee separation(7)	15.8
Other(8)	13.0
Adjusted EBITDA	711.2
Acquisition adjustments(9)	66.1
Pro Forma Adjusted EBITDA	$777.3
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(1) Related to the remeasurement of foreign denominated intercompany loans at current exchange rates.
(2) Includes the write-off of associated unamortized debt discount and deferred financing costs related to the repurchases of the 6.125% Senior Notes in 2023.
(3) Includes primarily interest income.
(4) Costs related to strategic transformation initiatives, acquisitions and merger activity.
(5) Represents the final working capital settlement on divested business.
(6) Represents charges related to the Company’s equity-based compensation plans.
(7) Charges primarily related to optimizing the Company’s manufacturing footprint.
(8)     Includes primarily non-cash charges related to purchase accounting for business combinations and merger transaction.
(9)     Reflects estimates of the Adjusted EBITDA contribution from the acquisitions of M.A.C. Métal Architectural Inc., Eastern Architectural Systems and Harvey Building Products Corp., as if such acquisitions had each been consummated on April 2, 2023.

The information set forth above constitutes only a portion of the presentation materials being utilized in meetings with potential lenders and is summary information that should be considered in the context of the Company's filings with the Securities and Exchange Commission (“SEC”), including the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 30, 2024 and the Company’s Annual Report for the year ended December 31, 2023, and other public announcements that the Company may make by press release or otherwise from time to time. Such information speaks only as of the date of this Current Report on Form 8-K. While the Company may elect to update the attached information in the future to reflect events and circumstances occurring or existing after the date of this current report, the Company specifically disclaims any obligation to do so, except as may be required by law.

Certain statements and information in this Current Report on Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “guidance,” “plan,” “potential,” “expect,” “should,” “will,” “forecast,” “target” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current expectations, assumptions and/or beliefs concerning future events. As a result, these forward-looking statements rely on a number of assumptions, forecasts and estimates, and therefore, these forward-looking statements are subject to a number of risks and uncertainties that may cause the Company’s actual performance to differ materially from that projected in such statements. See also the “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 30, 2024 and the Company’s Annual Report for the year ended December 31, 2023 and other risks described in documents subsequently filed by the Company from time to time with the SEC, which identify important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in these forward-looking statements.

This Current Report on Form 8-K includes several measures derived from consolidated financial information, but not presented in our Condensed Consolidated Financial Statements prepared in accordance with accounting principles generally accepted in the U.S (“U.S. GAAP”). These measures are considered non-GAAP financial measures. Specifically, in this report, we refer to Pro Forma Adjusted EBITDA, which is a non-GAAP financial measure. Our non-GAAP financial measure is not intended to replace the presentation of the comparable measure under U.S. GAAP. However, we believe the presentation of the non-GAAP financial measure, when considered together with the comparable U.S. GAAP financial measure, along with a reconciliation to its respective U.S. GAAP financial measure, assists investors in understanding the factors and trends affecting our underlying business that could not be obtained absent these disclosures. Additionally, we believe that the presentation of our non-GAAP financial measure enables investors to evaluate trends in the business excluding certain items which are not entirely a result of our base operations.

Furthermore, the presentation of this non-GAAP financial measure supplements other metrics we use to internally evaluate our business and facilitates the comparison of past and present operations. The non-GAAP financial measure we use may differ from non-GAAP financial measures used by other companies and other companies may not define non-GAAP financial measures we use in the same way.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNERSTONE BUILDING BRANDS, INC.

By:	/s/ Jeffrey S. Lee
Name: Jeffrey S. Lee
Title: Executive Vice President and Chief Financial Officer

Date: April 29, 2024